Exhibit 99(1)
HESS CORPORATION
Investor Contact: Jay Wilson (212) 536-8940 Media Contact: Jon Pepper (212) 536-8550

HESS REPORTS ESTIMATED RESULTS FOR THE THIRD QUARTER OF 2012

Third Quarter Highlights:

•	Net income was $557 million, compared with $298 million in the third quarter of 2011

•	Net income excluding items affecting comparability between periods was $495 million compared with $379 million in the third quarter of 2011

•	Oil and gas production increased to 402,000 barrels of oil equivalent per day, up from 344,000 in the third quarter of 2011

•	Production from the Bakken oil shale play in North Dakota increased to 62,000 barrels of oil equivalent per day, up from 32,000 in the third quarter of 2011

•	Net cash provided by operating activities was $1,862 million, compared with $1,022 million in the third quarter of 2011

NEW YORK, November 2, 2012 -- Hess Corporation (NYSE: HES) reported net income of $557 million for the third quarter of 2012, compared with $298 million for the third quarter of 2011.  The after-tax income (loss) by major operating activity was as follows:

	Three Months Ended		Nine Months Ended
	September 30, (unaudited)		September 30, (unaudited)
	2012	2011	2012	2011
	(In millions, except per share amounts)
Exploration and Production	$608	$422	$1,887	$2,148
Marketing and Refining	53	(23)	72	(23)
Corporate	(38)	(44)	(115)	(114)
Interest expense	(66)	(57)	(193)	(177)
Net income attributable to Hess Corporation	$557	$298	$1,651	$1,834

Net income per share (diluted)	$1.64	$.88	$4.85	$5.40

Weighted average number of shares (diluted)	340.0	340.2	340.3	339.8

Note: See the following page for a table of items affecting comparability of earnings between periods.

Exploration and Production earnings were $608 million in the third quarter of 2012, compared with $422 million in the third quarter of 2011.  The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $86.69 per barrel, up from $85.81 per barrel in the same quarter a year ago.  The average worldwide natural gas selling price was $5.88 per mcf in the third quarter of 2012, up from $5.74 per mcf in the third quarter of 2011.  Third quarter oil and gas production was 402,000 barrels of oil equivalent per day, up from 344,000 barrels of oil equivalent per day in the third quarter of 2011, primarily reflecting an increase in production from the Bakken oil shale play and the resumption of operations in Libya.  Net production from the Bakken averaged 62,000 barrels of oil equivalent per day in the third quarter of 2012 compared to 32,000 barrels of oil equivalent per day in the same period last year.  At the Waha concessions in Libya, net production averaged 23,000 barrels of oil equivalent per day in the third quarter of 2012. Due to civil unrest in the country, there was no production in Libya in the same period last year.

Marketing and Refining generated income of $53 million in the third quarter of 2012, compared with a loss of $23 million in the same period in 2011.  Marketing earnings were $17 million in the third quarter of 2012, down from $41 million in the third quarter of 2011 as a result of lower margins.  Port Reading refining operations generated income of $18 million in the third quarter of 2012, compared with break even in the same quarter last year.  Refining operations generated a loss of $38 million in the third quarter a year ago, almost entirely related to our share of HOVENSA's results.  The HOVENSA refinery was shut down in the first quarter of 2012.  Trading activities generated income of $18 million in the third quarter of 2012 and a loss of $26 million in the same quarter of last year.

The following table reflects the total after-tax income (expense) of items affecting comparability of earnings between periods:

	Three Months Ended		Nine Months Ended
	September 30, (unaudited)		September 30, (unaudited)
	2012	2011	2012	2011
	(In millions)
Exploration and Production	$62	$(81)	$62	$244

Third quarter 2012 results included an after-tax gain of $349 million from the sale of the Corporation’s interests in the Schiehallion Field and associated assets in the United Kingdom North Sea for $524 million.  The results also included after-tax impairment charges of $116 million that resulted from increases to the Corporation’s estimated abandonment liabilities related to non-producing properties.  Additionally, the Corporation recorded a $56 million after-tax charge to write off its assets in Peru following a decision to cease future appraisal and development activities in the country.  A one-time charge of $115 million was also recorded to reflect the third quarter change in the United Kingdom’s supplementary income tax rate to 20 percent from 32 percent applicable to deductions for dismantlement expenditures.

Net cash provided by operating activities was $1,862 million in the third quarter of 2012, compared with $1,022 million in the same quarter of 2011.  Capital and exploratory expenditures were $2,287 million, of which $2,260 million related to Exploration and Production operations.  Capital and exploratory expenditures for the third quarter of 2011 were $2,550 million, of which $2,517 million related to Exploration and Production operations.

At September 30, 2012, cash and cash equivalents totaled $528 million, compared with $351 million at December 31, 2011.  Total debt was $7,841 million at September 30, 2012 and $6,057 million at December 31, 2011.  The Corporation’s debt to capitalization ratio at September 30, 2012 was 27.5 percent, compared with 24.6 percent at the end of 2011.

Hess Corporation will review third quarter financial and operating results and other matters on a webcast at 10 a.m. today.  For details about the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a leading global independent energy company engaged in the exploration for and production of crude oil and natural gas, as well as in refining and in marketing refined petroleum products, natural gas and electricity. More information on Hess Corporation is available at www.hess.com.

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Forward-looking Statements

Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2012	2011	2012
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$9,194	$8,665	$9,304
Income (loss) from equity investment in HOVENSA L.L.C.	-	(36)	-
Gains on asset sales	376	103	-
Other, net	49	(6)	5
Total revenues and non-operating income	9,619	8,726	9,309

Costs and Expenses
Cost of products sold (excluding items shown separately below)	6,019	6,181	5,969
Production expenses	712	609	677
Marketing expenses	259	266	265
Exploration expenses, including dry holes and lease impairment	259	199	196
Other operating expenses	41	43	41
General and administrative expenses	167	177	172
Interest expense	104	94	105
Depreciation, depletion and amortization	748	586	769
Asset impairments	208	358	59
Total costs and expenses	8,517	8,513	8,253
Income (loss) before income taxes	1,102	213	1,056
Provision (benefit) for income taxes	510	(54)	521
Net income (loss)	592	267	535
Less: Net income (loss) attributable to noncontrolling interests	35	(31)	(14)
Net income (loss) attributable to Hess Corporation	$557	$298	$549

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$7	$(2)	$(5)
Capitalized interest	8	4	5

Cash Flow Information
Net cash provided by operating activities (a)	$1,862	$1,022	$1,240

Capital and Exploratory Expenditures
Exploration and Production
United States	$1,210	$1,600	$1,243
International	1,050	917	793
Total Exploration and Production	2,260	2,517	2,036
Marketing, Refining and Corporate	27	33	42
Total Capital and Exploratory Expenditures	$2,287	$2,550	$2,078

Exploration expenses charged to income included above
United States	$39	$48	$33
International	88	68	67
	$127	$116	$100

(a) Includes changes in working capital.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Nine Months
	2012		2011
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$28,180		$28,733
Income (loss) from equity investment in HOVENSA L.L.C.	-		(133)
Gains on asset sales	412		446
Other, net	83		1
Total revenues and non-operating income	28,675		29,047

Costs and Expenses
Cost of products sold (excluding items shown separately below)	18,667		20,062
Production expenses	2,062		1,739
Marketing expenses	775		796
Exploration expenses, including dry holes and lease impairment	708		769
Other operating expenses	123		127
General and administrative expenses	506		515
Interest expense	313		290
Depreciation, depletion and amortization	2,198		1,732
Asset impairments	267		358
Total costs and expenses	25,619		26,388
Income (loss) before income taxes	3,056		2,659
Provision (benefit) for income taxes	1,369		849
Net income (loss)	1,687		1,810
Less: Net income (loss) attributable to noncontrolling interests	36		(24)
Net income (loss) attributable to Hess Corporation	$1,651		$1,834

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$11		$(7)
Capitalized interest	18		8

Cash Flow Information
Net cash provided by operating activities (a)	$4,090	(b)	$3,846

Capital and Exploratory Expenditures
Exploration and Production
United States	$3,694		$2,933
International	2,565		2,226
Total Exploration and Production	6,259		5,159
Marketing, Refining and Corporate	92		67
Total Capital and Exploratory Expenditures	$6,351		$5,226

Exploration expenses charged to income included above
United States	$109		$146
International	226		189
	$335		$335

(a) Includes changes in working capital.
(b) Net of payments to HOVENSA L.L.C. totaling $487 million to fully fund our share of previously accrued refining shutdown costs.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	September 30,	December 31,
	2012	2011
Balance Sheet Information

Cash and cash equivalents	$528	$351
Other current assets	7,629	7,988
Investments	401	384
Property, plant and equipment – net	28,144	24,712
Other long-term assets	5,510	5,701
Total assets	$42,212	$39,136

Short-term debt and current maturities of long-term debt	$621	$52
Other current liabilities	7,227	8,048
Long-term debt	7,220	6,005
Other long-term liabilities	6,492	6,439
Total equity excluding other comprehensive income (loss)	21,327	19,659
Accumulated other comprehensive income (loss)	(675)	(1,067)
Total liabilities and equity	$42,212	$39,136

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS)

	Third Quarter 2012
	United States		International		Total
Sales and other operating revenues	$1,022		$1,685		$2,707
Gains on asset sales	-		376		376
Other, net	18		26		44
Total revenues and non-operating income	1,040		2,087		3,127
Costs and expenses
Production expenses, including related taxes	241		471		712
Exploration expenses, including dry holes and lease impairment	68		191		259
General, administrative and other expenses	49		30		79
Depreciation, depletion and amortization	393		332		725
Asset impairments	58		150		208
Total costs and expenses	809		1,174		1,983
Results of operations before income taxes	231		913		1,144
Provision (benefit) for income taxes	91		445		536
Results of operations attributable to Hess Corporation	$140	(a)	$468	(b)	$608

	Third Quarter 2011
	United States		International		Total
Sales and other operating revenues	$830		$1,307		$2,137
Gains on asset sales	-		103		103
Other, net	4		(10)		(6)
Total revenues and non-operating income	834		1,400		2,234
Costs and expenses
Production expenses, including related taxes	174		435		609
Exploration expenses, including dry holes and lease impairment	120		79		199
General, administrative and other expenses	44		27		71
Depreciation, depletion and amortization	209		355		564
Asset impairments	16		342		358
Total costs and expenses	563		1,238		1,801
Results of operations before income taxes	271		162		433
Provision (benefit) for income taxes	108		(97)		11
Results of operations attributable to Hess Corporation	$163		$259	(b)	$422

	Second Quarter 2012
	United States		International		Total
Sales and other operating revenues	$1,043		$1,946		$2,989
Gains on asset sales	-		-		-
Other, net	1		-		1
Total revenues and non-operating income	1,044		1,946		2,990
Costs and expenses
Production expenses, including related taxes	253		424		677
Exploration expenses, including dry holes and lease impairment	75		121		196
General, administrative and other expenses	50		29		79
Depreciation, depletion and amortization	335		408		743
Asset impairments	59		-		59
Total costs and expenses	772		982		1,754
Results of operations before income taxes	272		964		1,236
Provision (benefit) for income taxes	112		480		592
Results of operations attributable to Hess Corporation	$160	(a)	$484	(b)	$644

(a)	The after-tax losses from crude oil hedging activities were $5 million in the third quarter of 2012 and $3 million in the second quarter of 2012.
(b)	The after-tax losses from crude oil hedging activities were $89 million in the third quarter of 2012, $82 million in the third quarter of 2011 and $86 million in the second quarter of 2012.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS)

	Nine Months 2012
	United States		International		Total
Sales and other operating revenues	$2,988		$5,328		$8,316
Gains on asset sales	-		412		412
Other, net	19		53		72
Total revenues and non-operating income	3,007		5,793		8,800
Costs and expenses
Production expenses, including related taxes	725		1,337		2,062
Exploration expenses, including dry holes and lease impairment	221		487		708
General, administrative and other expenses	137		86		223
Depreciation, depletion and amortization	1,007		1,120		2,127
Asset impairments	117		150		267
Total costs and expenses	2,207		3,180		5,387
Results of operations before income taxes	800		2,613		3,413
Provision (benefit) for income taxes	313		1,213		1,526
Results of operations attributable to Hess Corporation	$487	(a)	$1,400	(b)	$1,887

	Nine Months 2011
	United States		International		Total
Sales and other operating revenues	$2,434		$5,014		$7,448
Gains on asset sales	-		446		446
Other, net	(10)		-		(10)
Total revenues and non-operating income	2,424		5,460		7,884
Costs and expenses
Production expenses, including related taxes	490		1,249		1,739
Exploration expenses, including dry holes and lease impairment	357		412		769
General, administrative and other expenses	141		90		231
Depreciation, depletion and amortization	527		1,127		1,654
Asset impairments	16		342		358
Total costs and expenses	1,531		3,220		4,751

Results of operations before income taxes	893		2,240		3,133
Provision (benefit) for income taxes	340		645		985
Results of operations attributable to Hess Corporation	$553		$1,595	(b)	$2,148

(a)	The after-tax losses from crude oil hedging activities were $34 million in the first nine months of 2012.
(b)	The after-tax losses from crude oil hedging activities were $300 million in the first nine months of 2012 and $244 million in the first nine months of 2011.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2012	2011	2012
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	109	82	109
Europe	80	68	98
Africa	75	59	79
Asia	17	15	18
Total	281	224	304

Natural gas liquids - barrels
United States	16	13	15
Europe	2	3	3
Asia	1	1	1
Total	19	17	19

Natural gas - mcf
United States	116	102	121
Europe	36	55	53
Asia and other	462	458	465
Total	614	615	639
Barrels of oil equivalent	402	344	429

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$90.17	$95.12	$91.97
Europe	75.08	65.92	76.20
Africa	90.78	89.41	89.01
Asia	102.85	112.31	105.89
Worldwide	86.69	85.81	86.86

Crude oil - per barrel (excluding hedging)
United States	$90.87	$95.12	$92.48
Europe	75.36	65.92	76.58
Africa	110.33	113.03	105.72
Asia	103.20	112.31	106.17
Worldwide	92.35	92.33	91.83

Natural gas liquids - per barrel
United States	$38.35	$57.72	$40.75
Europe	56.82	82.18	66.15
Asia	64.67	71.30	75.16
Worldwide	41.71	63.64	45.56

Natural gas - per mcf
United States	$2.18	$3.43	$1.55
Europe	9.15	8.93	9.98
Asia and other	6.56	5.86	6.61
Worldwide	5.88	5.74	5.94

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Nine Months
	2012	2011
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	104	78
Europe	91	86
Africa	75	70
Asia	17	14
Total	287	248

Natural gas liquids - barrels
United States	15	13
Europe	3	3
Asia	1	1
Total	19	17

Natural gas - mcf
United States	112	103
Europe	50	78
Asia and other	459	453
Total	621	634
Barrels of oil equivalent	409	371

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$92.53	$97.71
Europe	77.13	81.19
Africa	89.56	89.85
Asia	107.88	112.03
Worldwide	87.71	90.22

Crude oil - per barrel (excluding hedging)
United States	$94.46	$97.71
Europe	78.18	81.19
Africa	111.28	111.20
Asia	109.92	112.03
Worldwide	94.58	95.89

Natural gas liquids - per barrel
United States	$42.60	$58.86
Europe	75.67	78.09
Asia	75.95	74.18
Worldwide	49.05	63.70

Natural gas - per mcf
United States	$1.83	$3.66
Europe	9.56	8.64
Asia and other	6.64	5.85
Worldwide	6.01	5.84

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2012	2011	2012
Financial Information (in millions)

Marketing and Refining Results
Income (loss) before income taxes	$84	$(23)	$7
Provision (benefit) for income taxes	31	-	(1)
Results of operations attributable to Hess Corporation	$53	$(23)	$8

Summary of Marketing and Refining Results
Marketing	$17	$41	$18
Refining	18	(38)	8
Trading	18	(26)	(18)
Results of operations attributable to Hess Corporation	$53	$(23)	$8

Operating Data

Sales Volumes
Refined petroleum products (thousands of barrels per day)
Gasoline	214	222	212
Distillates	102	100	108
Residuals	48	53	54
Other	10	14	17
Total	374	389	391

Natural gas (thousands of mcf per day)	1,900	1,800	1,860

Electricity (megawatts round the clock)	4,765	4,900	4,405

Retail Marketing
Number of retail stations (a)	1,361	1,358	1,361
Convenience store revenue (in millions) (b)	$295	$316	$288
Average gasoline volume per station (thousands of gallons per month) (b)	196	201	194

Port Reading
Refinery throughput (thousands of barrels per day)	68	63	69
Refinery utilization (capacity - 70,000 barrels per day)	97.0%	90.0%	98.0%

(a)	Includes company operated, Wilco-Hess, dealer and branded retailer.
(b)	Company operated only.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

	Nine Months
	2012	2011
Financial Information (in millions)

Marketing and Refining Results
Income (loss) before income taxes	$111	$28
Provision (benefit) for income taxes	39	51
Results of operations attributable to Hess Corporation	$72	$(23)

Summary of Marketing and Refining Results
Marketing	$57	$137
Refining	20	(130)
Trading	(5)	(30)
Results of operations attributable to Hess Corporation	$72	$(23)

Operating Data

Sales Volumes
Refined petroleum products (thousands of barrels per day)
Gasoline	212	226
Distillates	109	116
Residuals	54	65
Other	15	20
Total	390	427

Natural gas (thousands of mcf per day)	2,105	2,200

Electricity (megawatts round the clock)	4,475	4,500

Retail Marketing
Number of retail stations (a)	1,361	1,358
Convenience store revenue (in millions) (b)	$855	$899
Average gasoline volume per station (thousands of gallons per month) (b)	192	195

Port Reading
Refinery throughput (thousands of barrels per day)	61	65
Refinery utilization (capacity - 70,000 barrels per day)	87.6%	92.5%

(a)	Includes company operated, Wilco-Hess, dealer and branded retailer.
(b)	Company operated only.